UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

MANDALAY RESORT GROUP

(Exact name of registrant as specified in its charter)

Nevada	1-8570	88-0121916
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119
(Address of principal executive offices, including ZIP code)

Registrant’s telephone number, including area code: (702) 632-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	re-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 1.01.               Entry into a Material Definitive Agreement

On March 22, 2005, Mandalay Resort Group (“Mandalay”), MGM MIRAGE, a Delaware corporation, Circus Circus Michigan, Inc. (“Circus Circus Michigan”), a Michigan corporation and a wholly-owned subsidiary of Mandalay, CCM Merger Inc., a Michigan corporation, and CCM Merger Sub., Inc., a Michigan corporation and a wholly-owned subsidiary of CCM Merger Inc., entered into a merger agreement (the “Merger Agreement”) pursuant to which CCM Merger Inc. will acquire Circus Circus Michigan for approximately $525 million in cash (the “Transaction”).  Actual cash proceeds are subject to working capital-type adjustments as provided under the Merger Agreement.  Closing of the Transaction is subject to the acquisition of Mandalay by MGM MIRAGE, receipt of regulatory approvals, including that of the Michigan Gaming Control Board, and other customary closing conditions.

Copies of the Merger Agreement and press release announcing the Transaction are attached as Exhibits 2.01 and 99.1 hereto and are incorporated by reference herein. This summary is qualified in its entirety by reference to such Exhibits.

Item 8.01.               Other Events

On March 22, 2005, Mandalay received from MGM MIRAGE a notice of MGM MIRAGE’s election to extend the outside date for the closing of the merger of Mandalay and MGM MIRAGE from March 31, 2005 to June 30, 2005 (the “Extension Notice”), in accordance with the applicable provisions of the Agreement and Plan of Merger dated as of June 15, 2004 among Mandalay, MGM MIRAGE and MGM MIRAGE Acquisition Co. #61, a Nevada corporation.  The merger of Mandalay and MGM MIRAGE remains subject to receipt of regulatory approvals and other customary closing conditions.

Copies of the Extension Notice and the press release announcing the extension of the outside date for the closing of the merger are attached as Exhibits 99.2 and 99.3 hereto and are incorporated by reference herein. This summary is qualified in its entirety by reference to such Exhibits.

Item 9.01.               Financial Statements and Exhibits

(c) Exhibits.

2.01	Agreement and Plan of Merger dated as of March 22, 2005 among Mandalay Resort Group, MGM MIRAGE, Circus Circus Michigan, Inc., CCM Merger Inc., and CCM Merger Sub., Inc.*

99.1	Press Release dated as of March 23, 2005

99.2

Notice of Extension of Outside Date dated as of March 22, 2005 and issued pursuant to the Agreement and Plan of Merger dated as of June 15, 2004 among MGM MIRAGE, Mandalay Resort Group and MGM MIRAGE Acquisition Co. #61

99.3	Press Release dated as of March 23, 2005

* Schedules and similar attachments to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2005

MANDALAY RESORT GROUP

By:	/s/ Les Martin
Name: Les Martin
Title: Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

No.	Description
2.01	Agreement and Plan of Merger dated as of March 22, 2005 among Mandalay Resort Group, MGM MIRAGE, Circus Circus Michigan, Inc., CCM Merger Inc., and CCM Merger Sub., Inc.*

99.1	Press Release dated as of March 23, 2005

99.2

Notice of Extension of Outside Date dated as of March 22, 2005 and issued pursuant to the Agreement and Plan of Merger dated as of June 15, 2004 among MGM MIRAGE, Mandalay Resort Group and MGM MIRAGE Acquisition Co. #61

99.3	Press Release dated as of March 23, 2005

* Schedules and similar attachments to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.